Exhibit 10.1

                                  30 April 2010



                              Enox Biopharma, Inc.



                                Dr. Lundberg Jon



                               Dr. Weitzberg Eddie



                                  Nitricare HB



                  Assignment of Patents and Patent Applications

                              DATED APRIL 29, 2010

BETWEEN:

(1) ENOX BIOPHARMA, INC., a company incorporated in the state of Nevada, USA, whose principal office is at 3849 West 13th Avenue, Vancouver BC V6R239, Canada (the "ASSIGNEE");

(2) DR. LUNDBERG JON, Swedish Passport number 45618433 whose address is at Stenbocksvagen 6, S-182 62, Djursholm, Stockholm, Sweden ("LUNDBERG");

(3) DR. WEITZBERG EDDIE, Swedish Passport number 56589903 whose address is at Nybrogtan 24, S-114 39 Stockholm, Sweden ("WEITZBERG"),

(4) NITRICARE HB, a [company] incorporated under the laws of Sweden, whose a registered address is at Stenbocksvagen 6, S-182 62, Djursholm, Stockholm, Sweden (the "NITRICARE" and together with Lundberg and Weitzberg - the "ASSIGNOR")

(together, the "PARTIES").

(A) WHEREAS Lundberg and Weitzberg are the sole inventors of the Inventions (as defined below).

(B)      AND WHEREAS Nitricare is wholly owned (100%) by Lundberg and Weitzberg.

(C) AND WHEREAS the Assignor is the proprietor of the Inventions and the applicant for the Patents (as defined below).

(D) AND WHEREAS the Assignee is interested in receiving and being assigned and the Assignor has agreed to assign and transfer the Patents to the Assignee on the terms set out in this Agreement.

IT IS THEREBY AGREED:

1.       INTERPRETATION

1.1 In this Agreement the following words and expressions shall, unless the context otherwise requires, have the following meanings:

         "BUSINESS DAY": a day other than a Saturday, Sunday or public holiday when banks are normally open for business.

         "IMPROVEMENT": any improvement, enhancement or modification to the technology that is the subject of any of the Patents or to any Invention.

         "INVENTION": any invention method or device described, disclosed, contained and claimed in any Patent.

         "PATENT": any patent applications, short particulars of which are set out in SCHEDULE 1, any similar application filed in any additional country or territory in the world, and any patent issued in respect thereto.

1.2 Clause and schedule headings shall not affect the interpretation of this Agreement.

1.3 The schedules form part of this Agreement and shall have effect as if set out in full in the body of this Agreement.

1.4 Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

1.5 Any words following the terms INCLUDING, INCLUDE, IN PARTICULAR or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

1.6 A PERSON includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).

1.7 Any obligation in this Agreement on a person not to do something includes, without limitation, an obligation not to agree, allow, permit or acquiesce in that thing being done.

1.8      Any  obligation,   warranty  and  representation  of  the  Assignor  is
         collectively and severally an obligation, warranty and representation of Lundberg and Weitzberg and Nitricare.

2.       ASSIGNMENT

         Pursuant to and for the consideration set out in Clause 4 below, the Assignor hereby vests, transfers and assigns to the Assignee, absolutely with full title guarantee, all its right, title, interest, claim and demand in and to all and any Patents and Inventions, including:

2.1      in respect of any and each application in the Patents:

          (a) the right to claim priority from and to prosecute and obtain grant of patent; and

          (b) the right to file divisional applications based thereon and to prosecute and obtain grant of patent on each and any such divisional application;

2.2 in respect of each and any Invention, the right to file an application, claim priority from such application, and prosecute and obtain grant of patent or similar protection in or in respect of any country or territory in the world;

2.3 the right to extend to or register in or in respect of any country or territory in the world each and any of the Patents (including each and any of the applications comprised in the Patents) or filed as aforesaid, and to extend to or register in, or in respect of, any country or territory in the world any patent or like protection granted on any of such applications.

2.4 the absolute entitlement to any patents granted pursuant to any of the applications comprised in the Patents or filed as aforesaid; and

2.5 the right to bring, make, oppose, defend, appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any infringement, or any other cause of action arising from ownership, of any of the Patents or any patents granted on any of the applications in the Patents or filed as aforesaid, whether occurring before, on or after the date of this assignment.

3.       IMPROVEMENTS

3.1 If the Assignor makes, devises, or discovers, or otherwise acquires rights in, any Improvement it shall, promptly notify the Assignee in writing, giving details of the Improvement.

3.2 Unless prohibited by law, the Assignor shall immediately assign, vest and transfer to the Assignee, for no additional consideration, all such Improvements and the Inventions related thereto which shall be then regarded as part of the Patents, and the provision of the Agreement shall apply to them (subject to the applicable changes). If any applicable law prohibits such assignment for no additional consideration, the Parties hereby agree that the additional consideration to be paid for the assignment of Improvements shall be ONE US Dollar.

         Notwithstanding the above, if by the operation of law such assignment is not possible, the Assignor shall grant the Assignee, for no additional consideration, a worldwide, royalty-free, irrevocable, perpetual exclusive licence to use, make, manufacture, sell, reproduce, distribute, modify, display, prepare derivative works, or any other rights available with respect to Improvements and any rights therein.

4.       CONSIDERATION

         In consideration for the assignment and transfer of the Patents, Inventions and Improvements hereunder, Nitricare HB shall receive the following compensation:

4.1 Fifteen thousands US dollars (USD 15,000) upon the execution of this Agreement, the receipt of which the Assignor expressly acknowledges;

4.2 Forty-Five thousands US dollars (USD 45,000), to be paid in three equal quarterly instalments of fifteen thousands US dollars (USD 15,000) each, on the following dates: July 30th, 2010, October 29th, 2010, and January 31st 2011.

4.3 A warrant [, issued upon execution of this Agreement,] to purchase two hundred thousand (200,000) shares of common stock, $0.0001, par value per share, of the Assignee, at an exercise price and subject to the terms set out in the warrant, a form of which is attached hereto as
         SCHEDULE 2.

4.4 It is hereby clarified and agreed that the said consideration is final and conclusive, and that the Assignor (or any of Lundberg and Weitzberg and Nitricare) or any third party, shall not be entitled to any additional consideration, payment, fee or royalties of any kind whatsoever, even if the Assignee generates or receives any revenues or payments of any type in connection with the Patents.

4.5 Each Party shall be responsible for its own tax liabilities arising from this Agreement. However, if the Assignor is required to withhold any amounts from any payment, it shall effect such withholding and remit such amounts to the appropriate taxing authorities.

         For the avoidance of doubt it is clarified that all payments made by the Assignee under this agreement are inclusive of VAT, if applicable.

5.       REPRESENTATIONS AND WARRANTIES

5.1      Each Party hereby represents and warrants to the other Parties that:

          (a) Assignee has the requisite corporate power and authority to enter into and perform this Agreement and issue the Warrant in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Assignee and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of Assignee or its Board of Directors or stockholders is required;

          (b) It will not breach the terms of any agreement or arrangement with any third party by entering into this Agreement and performing its obligations hereunder;

          (c) Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and to equitable principles of general application; and

          (d) No litigation, arbitration or administrative suit or proceeding before any court, tribunal, governmental body, agency, official or arbitrator is pending or, so far as it is aware, threatened against it hat would, if adversely determined, affect its ability to perform its obligations under this Agreement, or that is likely to affect the legality, validity or enforceability against it of the Agreement or its ability to perform its obligations under this Agreement.

5.2 In addition, the Assignor hereby represents and warrants to the Assignee that:

          (a)  Lundberg and Weitzberg are the sole  inventors and  developers of
               the   Inventions,    without   any   contribution,    assistance,
               participation or alleged rights of any third party;

          (b) it is the sole legal and beneficial owner of the Inventions and the Patents and it is properly registered as the inventor, applicant and proprietor thereof and no other person has any rights in or with respect to any Patent;

          (c) it is entitled to transfer, vest and assign the Inventions and Patents in accordance with the terms of this Agreement;

          (d) all declarations and documents required, until the date of this Agreement, by the various patent offices in the countries in which  the  Patents  are  registered,  in order to  register  the
               Patents have been duly executed, submitted, approved and registered;

          (e) all application, registration and renewal fees until the date of this Agreement in respect of each of the Patents have been paid;

          (f) it has not transferred, vested, assigned or licensed or otherwise granted any of the rights under the Patents;

          (g) each Patent is free from any encumbrance, security interest, option, mortgage, charge, lien, right of third party or other adverse rights;

          (h) it is unaware of any infringement or likely infringement of, or any challenge or likely challenge to the validity of, any of the Patents or of anything that might render any of the Patents invalid or subject to a compulsory licence order or prevent any application in the Patents proceeding to grant;

          (i) the exploitation of the Patents will not infringe the rights of any third party; and

          (j) all previous assignments of the Patents are valid and were registered within applicable time limits

6.       INDEMNITY

6.1 The Assignor shall indemnify and hold the Assignee harmless against all and any loss, damages, liability and costs (including reasonable legal expenses) that the Assignee suffers or incurs as a result of or in connection with any breach by the Assignor of the warranties in Clause 5 above or other obligations under this Agreement. At the request of the Assignee and at its expense, the Assignor shall provide all reasonable assistance to enable the Assignee to resist any claim, action or proceedings brought against the Assignee as a consequence of that breach. This indemnity shall apply whether or not the Assignee has been negligent or at fault.

6.2 If a payment due from the Assignor under this clause is subject to tax (whether by way of direct assessment or withholding at its source), the Assignee shall be entitled to receive from the Assignor such amounts as shall ensure that the net receipt, after tax, to the Assignee in respect of the payment is the same as it would have been were the payment not subject to tax.

6.3      Nothing  in this  Agreement  shall  have the  effect  of  excluding  or
         limiting  any  liability  for  death  or  personal   injury  caused  by
         negligence or for fraud.

7.       FURTHER ASSURANCES

7.1 The Assignor shall, at the Assignee's expense, perform (or procure the performance of) all further acts and things, and sign, execute and deliver (or procure the signing, execution or delivery of) all further deeds, declarations and documents, required by various patent offices in the countries in which the Patents are registered or may be registered, or by any law, or which the Assignee requests, in order to vest in the Assignee the full benefit of the right, title and interest assigned to the Assignee under this Agreement, and to ensure that such assignments have been duly executed, submitted, approved and registered, including but not limited to:

          (a) registration of the Assignee as applicant for, or proprietor of, the Patents;

          (b) application for any patent with respect to the Inventions, in any territory or Country in the world;

          (c) assisting the Assignee in obtaining, maintaining, defending and enforcing any Patent, and assisting with any other proceedings which may be brought by or against the Assignee against or by any third party relating to the rights assigned by this Agreement; and

          (d) at the request and expense of the Assignee provide any assistance required in connection with any other proceedings regarding any of the Patents.

7.2 The Assignor shall otherwise do all it reasonably can, at the Assignee's expense, to vest the rights and title to the Patents in the Assignee.

7.3 The Assignor hereby appoints the Assignee to be its attorney to execute and do any such instrument or thing, and generally to use its name, for the purpose of giving the Assignee the benefit of this Agreement. The Assignor acknowledges in favour of a third party that a certificate in writing signed by the Assignee or any person appointed in accordance with Clause 7.5 that any instrument or act falls within the authority conferred by this Agreement shall be conclusive evidence that such is the case.

7.4 This power of attorney is irrevocable as long as the Assignor's obligations under this agreement remain undischarged.

7.5 Without prejudice to Clause 7.2, the attorney may, in any way it thinks fit and in the name and on behalf of the Assignor:

          (a) take any action that this Agreement requires the Assignor to take;

          (b)  exercise any rights which this  Agreement  gives to the Assignor;
               and

          (c) appoint and remove one or more substitute attorneys with full power as the Assignor's attorney on terms that the attorney thinks fit.

7.6 The Assignor must ratify and confirm everything that the attorney and any substitute attorney does or arranges using the powers granted under this clause.

7.7 The Assignor shall without delay communicate and deliver up to the Assignee all available information and materials relating to all Inventions, Patents and Improvements.

7.8 The Assignor shall give notice in writing to the Assignee promptly on becoming aware of any infringement or suspected infringement of any Patent.

7.9 The Assignor shall not do or allow to be done anything which would or might prejudice the rights of the Assignee under this Agreement.

8.       PATENTS RELATED COSTS

         For the avoidance of doubt it is hereby clarified and agreed that from the date of this Agreement and thereafter, the Assignee will assume all costs and expenses related to the Patents (other than those explicitly set out under Clause 5.2(e)), including their maintenance costs and all costs associated with their approval.

9.       RE-ASSIGNMENT

9.1 Notwithstanding anything to the contrary under this Agreement, it is agreed that if, at any time prior to the execution of the Warrant, the
         Assignee: (i) ceases to do business; (ii) becomes unable to pay its debts as they fall due; (iii) becomes or is deemed insolvent; (iv) has a receiver, liquidator, manager, administrator or similar officer appointed in respect of the whole or any part of its assets or business (or is the subject of a filing with any court for the appointment of any such officer); (v) makes any composition or arrangement with its creditors; or (vi) any equivalent or similar action or proceeding is taken or suffered in any jurisdiction, and the same is not dismissed or discharged within 30 days, the Assignor may demand, by a written notice to the Assignee, to revoke the assignment and transfer of the Patents and Inventions taken in accordance with this Agreement, as follows:

          (a) the Assignee shall vest, transfer and assign back to the Assignor all the rights, titles and interests in and to the Patents and Inventions, that were assigned or transferred to it in accordance with this Agreement;

          (b) the Assignor shall return to the Assignee any and all payments it has received in accordance with this Agreement, plus interest at a rate of 5% per annum, compounded daily, from the date it has received such payment until the date such payment is returned in accordance with this Clause; and

          (c) the Assignor shall return to the Assignee the warrant it has received under Clause 4.3.

9.2 the Parties shall, at the Assignor expense, perform all further acts and things, and sign, execute and deliver of all further deeds, declarations and documents, as may be required for such re-assignment.

10.      VARIATION

         An amendment or a variation of this Agreement shall be valid only if it is made in writing and signed by all Parties.

11.      REMEDIES

11.1 The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

11.2 Each Party's rights and remedies contained in this Agreement are cumulative and not exclusive of rights or remedies provided by law.

12.      SEVERABILITY

         If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision in any other respect or under the law of any other jurisdiction will in any way be affected or impaired.

13.      ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement and understanding between the Parties and supersedes all other agreements both oral and in writing between them in respect to its subject matter.

14.      ASSIGNMENT

         Otherwise as expressly provided herein, a Party shall not be entitled to assign any of its rights and obligations under this Agreement without the prior written approval of the other Parties.

15.      NO PARTNERSHIP OR AGENCY

         Nothing in this Agreement is intended to, or shall be deemed to, constitute a partnership or joint venture of any kind between any of the Parties, not constitute any Party the agent of another party for any purpose, nor constitute an employer-employee relationship between the Parties.

16.      RIGHTS OF THIRD PARTIES

         A person who is not a party to this Agreement shall not have any rights under or in connection with it.

17.      NOTICES

         Any notice required or allowed under this Agreement shall be made in writing by registered mail return receipt requested, courier, or facsimile and served to addresses mentioned at the heading of this Agreement, or to such other address, fax number, as a Party shall notify the other Parties in writing from time to time. Any notice served by post shall be deemed to have been served three Business Days following the date of posting; or the next Business Day following transmission by facsimile; or if delivered personally, at the time of delivery; and in proving such service it shall be sufficient proof that the envelope containing the notice was properly addressed and posted as a pre-paid letter by registered delivery post.

18.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall evidence the same agreement.

19.      GOVERNING LAW AND JURISDICTION

19.1 This Agreement and any disputes or claims arising out of or in connection with its subject matter are governed by and construed in accordance with the law of Nevada, USA (disregarding any conflict of laws rules).

19.2 The parties irrevocably agree that the courts of Nevada shall have non-exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this assignment or its subject matter or formation (including non-contractual disputes or claims).

IN WITNESS WHEREOF the parties have executed this Agreement on the date first above written.

NITRICARE HB


By: /s/ Jon Lundberg               /s/ Eddie Weitzberg
   ----------------------------    ----------------------------
Name:  Jon Lundberg                Eddie Weitzberg
Title: Prof.                       Prof.

DR. LUNDBERG JON


/s/ Jon Lundberg
-------------------------------

DR. WEITZBERG EDDIE


/s/ Eddie Weitzberg
-------------------------------

ENOX BIOPHARMA, INC.

By: /s/ Itamar David
   ----------------------------
Name:  Itamar David
Title: CEO

                            SCHEDULE 1 - THE PATENTS

Territory       Publication no     Application no         Date filed    [Date granted]              Title
---------       --------------     --------------         ----------    --------------              -----
Israel                                176289              2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

South Africa                          2006/05719          2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

South Korea                           2006-7013479        2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

Norway                                20063105            2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

China                                 200480041720.7      2004-12-15    Issue fee paid     New device and method for
                                                                        March 18, 2010     prevention of nocosomial
                                                                                           infections

Japan           P2007-534361A         2006-545287         2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

EPO                                   04809058.3          2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

Australia                             2004296174          2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

USA             US 2007/0239107       10/583,113          2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

Hong Kong       HK1103667             07112417.3          2004-12-15                       New device and method for
                                                                                           prevention of nocosomial
                                                                                           infections

                                   SCHEDULE 2

                                   THE WARRANT

THE WARRANT EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE HEREUNDER, HAVE BEEN AND SHALL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE STATE SECURITY LAWS. THE WARRANT AND SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

                              ENOX BIOPHARMA, INC.

                          COMMON STOCK PURCHASE WARRANT

                                 Warrant No: W73

                        Original Issue Date: May 3, 2010

                       Void After: 11:59 P.M., May 2, 2012

                           This Warrant is Issued to:

                                  NITRICARE HB

(hereinafter called the "HOLDER," which term shall include the Holder's legal representatives, heirs, successors and assigns) by Enox Biopharma, Inc. a corporation (hereinafter referred to as the "COMPANY"). This Warrant may be transferred by the Holder only in accordance with the provisions of Section 10.

     1. EXERCISE OF WARRANT. For value received and subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at any time on or after May 3, 2010 and on or prior to May 2, 2012 (the "EXERCISE DATE") (along with the exercise notice form annexed hereto (the
"EXERCISE NOTICE") duly executed, and any certificate(s) representing the Warrant Shares (as hereinafter defined) (the "WARRANT SHARE CERTIFICATE")) at the office of the Company at Suite #303, 1687 West Broadway, Vancouver, British Columbia or such other office in the United States of which the Company shall notify the Holder hereof in writing, to purchase from the Company, at the purchase price hereinafter specified (as adjusted from time to time, the "EXERCISE PRICE"), up to 200,000 shares (the "WARRANT SHARES") (as adjusted from time to time) of the Common Stock, 1.00 par value per share, of the Company (the "COMMON STOCK"). The initial Exercise Price shall be $1.00 per share. This Warrant may be exercised in whole or in part on an Exercise Date.

     2. ISSUANCE OF WARRANT SHARES. As promptly as practicable after surrender of this Warrant and receipt of payment of the Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares purchased hereunder, in certificates of such denominations and in such names as the Holder may specify.

     3. PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made by check made payable to the order of the Company or by wire transfer of immediately available funds to a bank account designated by the Company [in available funds in U.S. Dollars].

     4. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS, SUBDIVISIONS, COMBINATIONS, MERGERS, CONSOLIDATIONS OR SALE OF ASSETS

     4.1 Manner of Adjustment.

     (a) Stock Dividends, Distributions or Subdivisions. In the event the Company shall issue shares of Common Stock in a stock dividend, stock distribution or subdivision, the Exercise Price in effect immediately before such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately increased.

     (b) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased and the number of shares of Common Stock purchasable by exercise of this Warrant shall be proportionately decreased.

     (c) Adjustment for Reclassification, Exchange or Substitution. In the event that the class of securities issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than any event addressed by Sections 4.1(a), 4.1(b) or 4.1(d)), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of the class of securities into which such
Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

     (d) Adjustment for Merger, Consolidation or Sale of Assets. In the event that the Company shall merge or consolidate with or into another entity or sell all of its assets, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions set forth in this Section 4 with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth in this
Section 4 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

     4.2 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

     4.3 Closing of Books. The Company shall at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely and proper issuance of such shares.

     5. COVENANTS OF THE COMPANY. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of the class of securities issuable upon exercise of this Warrant to provide for the exercise of such rights. All securities which may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant of like tenor and date representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

     6. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant shall not entitle the Holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the Exercise Notice duly executed and the tender of payment of the Exercise Price at the office of the Company pursuant to the provisions of this Warrant, the Holder shall forthwith be deemed a stockholder of the Company in respect of the securities for which the Holder has so subscribed and paid.

     7. NO CHANGE NECESSARY. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares issuable upon its exercise. A Warrant issued after any adjustment or any partial exercise or upon replacement may continue to express the same Exercise Price and the same number of shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

     8. ADDRESSES FOR NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, either delivered in hand or mailed by registered or certified mail, return receipt requested, or sent by facsimile, and shall be deemed to have been duly made when delivered:

          If to the Holder, to the Holder's address as shown on the books of the Company; or

          If to the Company, to the address set forth on the first page of this Warrant.

     9. SUBSTITUTION. In the case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including, without limitation, a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial Holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

     10. TRANSFER RESTRICTIONS. This Warrant shall not be transferable by the Holder and shall be exercisable only by the Holder. Without the prior written consent of the Company, the Warrant shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this Section 10, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

     11. TAXES. The Company makes no representation about tax treatment to the Holder with respect to receipt or exercise of the Warrant or acquiring, holding or disposing of the Warrant Shares, and the Holder represents that the Holder has had the opportunity to discuss such treatment with the Holder's tax advisers.

     12. REMEDIES. Each party stipulates that the remedies at law in the event of any default or threatened default by the other party in the performance or compliance with any of the terms of this Warrant may not be adequate, and that such terms may be specifically enforced by a decree for that specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     13. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Nevada without regard to its principles of conflicts of laws.

     14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company.



               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

ENOX BIOPHARMA, INC.

By: /s/ Itamar David
   ----------------------------------
Title: CFO

Address: 1687 West Broadway, Suite 303, Vancouver BC Canada

ACCEPTED AND AGREED:

[NITRICARE HB]


By: /s/ Jon Lundberg                       /s/ Eddie Weitzberg
   -------------------------------------   -------------------------------------
Title: Prof.                               Prof.

Address: Stenbocksvagen 6, S-182 62, Djursholm, Sweden


ACKNOWLEDGED:

DR. LUNDBERG JON


/s/ Jon Lundberg
-------------------------------------

DR. WEITZBERG EDDIE

/s/ Eddie Weitzberg
-------------------------------------

                                     ANNEX A

                               NOTICE OF EXERCISE

To: ENOX BIOPHARMA, INC.

The undersigned hereby irrevocably elects to purchase ___________ ordinary shares of Enox Biopharma, Inc. issuable upon the exercise of the attached Warrant and requests that a certificate for such shares be issued in the name of the undersigned and delivered to the address stated below and, if such number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be delivered to the undersigned at the address stated below.

Payment enclosed in the amount of USD ________________.

Dated: ____________________________

[NITRICARE HB]

Address: __________________________

Signature: ________________________



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